                                                                      EXHIBIT 16


                                   EXHIBIT 16



       VARIABLE SERIES DEVELOPING CAPITAL                             SINCE INCEPTION
        MARKET FUND CLASS B - CDSL FUNDS                              AVERAGE ANNUAL      SINCE INCEPTION
     NOVEMBER 3, 1997 TO DECEMBER 31, 1997                              TOTAL RETURN       TOTAL RETURN*
------------------------------------------------                      ---------------     ---------------

Initial Investment                                                    $1,000.00           $1,000.00
Divided by Initial Net Asset Value                                         9.30                9.30
Equals Shares Purchased                                                 107.527             107.527
Plus Shares Acquired through Dividend Reinvestment                           --                  --
Equals Shares held at Ending Period Date                                107.527             107.527
Multiplied by Net Asset Value at Ending Period Date                        9.22                9.22
Equals Ending Value before Deduction of CDSL at Period End Date          991.40              991.40
Less Deferred Sales Charge                                                   --                  --
Equals Ending Redeemable Value (ERV) at Period End Date                 $991.40             $991.40
Divide ERV by $1000 (P)                                                  0.9914              0.9914
Subtract 1                                                              -0.0086             -0.0086
Expressed as a Percentage - Equals the
  Aggregate Total Return for the Period                                   -0.86%
                                                                      ---------
Expressed as a Percentage - Equals the
  Aggregate Total Return for the Period                                                       -0.86%
                                                                                          ---------
Divide ERV by $1000 (P)                                                  0.9914
Raise to the power of                                                    6.2931
Equals                                                                   0.9471
Subtract 1                                                              -0.0529
Expressed as a Percentage - Equals the
  Average Annualized Total Return for the Period                         -5.29%
                                                                      ---------



* Does NOT include sales charge for the period.
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


                                                                      EXHIBIT 16


                                   EXHIBIT 16


                                                                      SINCE INCEPTION
VARIABLE SERIES BASIC VALUE CLASS B - CDSL FUNDS                      AVERAGE ANNUAL      SINCE INCEPTION
     NOVEMBER 3, 1997 TO DECEMBER 31, 1997                              TOTAL RETURN       TOTAL RETURN*
------------------------------------------------                      ---------------     ---------------

Initial Investment                                                    $1,000.00           $1,000.00
Divided by Initial Net Asset Value                                        15.89               15.89
Equals Shares Purchased                                                  62.933              62.933
Plus Shares Acquired through Dividend Reinvestment                           --                  --
Equals Shares held at Ending Period Date                                 62.933              62.933
Multiplied by Net Asset Value at Ending Period Date                       15.84               15.84
Equals Ending Value before Deduction of CDSL at Period End Date          996.85              996.85
Less Deferred Sales Charge                                                   --                  --
Equals Ending Redeemable Value (ERV) at Period End Date                 $996.85             $996.85
Divide ERV by $1000 (P)                                                  0.9969              0.9969
Subtract 1                                                              -0.0031             -0.0031
Expressed as a Percentage - Equals the
  Aggregate Total Return for the Period                                   -0.31%
                                                                      ---------
Expressed as a Percentage - Equals the
  Aggregate Total Return for the Period                                                       -0.31%
                                                                                          ---------
Divide ERV by $1000 (P)                                                  0.9969
Raise to the power of                                                    6.2931
Equals                                                                   0.9804
Subtract 1                                                              -0.0196
Expressed as a Percentage - Equals the
  Average Annualized Total Return for the Period                          -1.96%
                                                                      ---------



* Does NOT include sales charge for the period.

                                                                      EXHIBIT 16


                                   EXHIBIT 16


                                                                      SINCE INCEPTION
VARIABLE SERIES SPECIAL VALUE FOCUS FUND CLASS B - CDSL                AVERAGE ANNUAL      SINCE INCEPTION
     OCTOBER 31, 1997 TO DECEMBER 31, 1997                              TOTAL RETURN       TOTAL RETURN*
------------------------------------------------                      ---------------     ---------------

Initial Investment                                                    $1,000.00           $1,000.00
Divided by Initial Net Asset Value                                        31.23               31.23
Equals Shares Purchased                                                  32.020              32.020
Plus Shares Acquired through Dividend Reinvestment                           --                  --
Equals Shares held at Ending Period Date                                 32.020              32.020
Multiplied by Net Asset Value at Ending Period Date                       27.74               27.74
Equals Ending Value before Deduction of CDSL at Period End Date          888.25              888.25
Less Deferred Sales Charge                                                   --                  --
Equals Ending Redeemable Value (ERV) at Period End Date                 $888.25             $888.25
Divide ERV by $1000 (P)                                                  0.8882              0.8882
Subtract 1                                                              -0.1118             -0.1118
Expressed as a Percentage - Equals the
  Aggregate Total Return for the Period                                  -11.18%
                                                                      ---------
Expressed as a Percentage - Equals the
  Aggregate Total Return for the Period                                                      -11.18%
                                                                                          ---------
Divide ERV by $1000 (P)                                                  0.8882
Raise to the power of                                                    5.2899
Equals                                                                   0.5343
Subtract 1                                                              -0.4657
Expressed as a Percentage - Equals the
  Average Annualized Total Return for the Period                         -46.57%
                                                                      ---------



* Does NOT include sales charge for the period.

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